                                                                  Exhibit 10.26

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                       COMMON STOCK PURCHASE AGREEMENT



                                    Among

                      ALLIANCE DATA SYSTEMS CORPORATION

                                     and

                 WELSH, CARSON, ANDERSON & STOWE VII, L.P.,


                  WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

                                     and

                    THE PERSONS NAMED ON SCHEDULE I HERETO


                          Dated as of July 24, 1998


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


     COMMON STOCK PURCHASE AGREEMENT, dated as of July 24, 1998, by and among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the "Company"), WELSH, CARSON, ANDERSON & STOWE VII, L.P., a Delaware limited partnership ("WCAS VII"), WELSH, CARSON, ANDERSON & STOWE VIII, L.P., a Delaware limited partnership ("WCAS VIII" and together with WCAS VII, "WCAS") and the persons named on Schedule I hereto (collectively with WCAS, the "Purchasers").

     The Company proposes, as set forth in this Agreement, to issue and deliver to the Purchasers severally, an aggregate 90,909,091 shares (the "Shares") of Common Stock, $.01 par value ("Common Stock"), of the Company.

     Accordingly, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                                    I.

                               THE SHARES

     SECTION 1.01 ISSUANCE, SALE AND DELIVERY OF THE SHARES. (a) The Company shall issue, sell and deliver to each of the Purchasers, and each Purchaser shall purchase from the Company, the number of Shares set forth opposite the name of such Purchaser on Schedule I hereto under the heading "Shares Purchased."

     (b) As payment in full for the Shares being purchased by each of the Purchasers and against delivery thereof as aforesaid, on the Closing Date (as hereinafter defined) each Purchaser shall transfer to the account of the Company by wire transfer of immediately available funds the amount set forth opposite the name of such Purchaser on Schedule I hereto under the heading "Aggregate Payment."

     SECTION 1.02 CLOSING DATE. The closing of the issuance, sale and delivery of the Shares in accordance herewith shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York, on July 24, 1998, or at such other date and time as may be mutually agreed upon between the Purchasers and the Company (such date and time of closing being hereinafter called the "Closing Date").

                                    II.

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser as follows:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as currently conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and the Amendment to Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit B (the "Stockholders Agreement Amendment") and to issue and deliver the Shares.

     (b) Except as set forth on Schedule II(b) hereto and on Schedule 3.01(b) of the Agreement and Plan of Merger, dated as of August 30, 1996, between Business Services Holdings, Inc. and the Company, then known as World Financial Network Holding Company ("WFN"), the Company does not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other noncorporate business enterprise.

     (c) The execution and delivery by the Company of this Agreement and the Stockholders Agreement Amendment, the performance by the Company of its obligations hereunder and thereunder and the issuance and delivery of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended by the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit A (the "Charter Amendment"), or By-laws of the Company, or any provision of any indenture, agreement or other assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     (d) Upon the filing with the Secretary of State of the State of Delaware of the Charter Amendment, the Shares will be duly authorized by the Company and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of capital stock of the Company and will be free and clear of all liens, claims, charges or encumbrances created by the Company. Except as provided in the Amended and Restated Stockholders Agreement, dated as of August 30, 1996, among WFN, Limited Commerce Corp., WCAS VII and the Several Other WCAS Investors Named in Annex I Thereto (which rights as to the Shares to be issued hereunder have been effectively waived prior to or on the date hereof), the issuance and delivery of the Shares are not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

     (e) No approval, authorization, consent or order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by the Company of this Agreement or the Stockholders Agreement Amendment or the issuance and delivery of the Shares.

     (f) Each of this Agreement and the Stockholders Agreement Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its respective terms.

     (g) The authorized capital stock of the Company consists of 350,000,000 shares of Common Stock, of which 330,017,054 shares of Common Stock are issued and outstanding as of the date hereof, and no other shares have ever been issued. After the filing of a Charter Amendment, the authorized capital stock of the Company will consist of 450,000,000 shares of Common Stock and immediately after consummation of the transactions contemplated hereby 420,926,145 shares of Common Stock will be issued and outstanding. Except as expressly provided in this Agreement, the Company's Stock Option Plan (the "Plan")and that certain Agreement for the Purchase of All the Shares of Loyalty Management Group Canada Inc., dated June 26, 1998 (the "Loyalty Management Agreement"), and except for the warrants to purchase up to 1,503,759 shares of Common Stock held by JCP Telecom Systems, Inc., (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or-otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. No more than 15,000,000 shares of Common Stock are reserved for issuance under the Plan. As of the date hereof, no shares of Common Stock are held as treasury shares of the Company.

                                   III.

             REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser severally and not jointly, represents and warrants to the Company that such Purchaser is acquiring the Shares being purchased by it hereunder for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Each Purchaser further represents that it understands that (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect, and
(iv) the Company will make a notation on its transfer books to such effect. Each Purchaser further understands the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Shares only in limited amounts under certain conditions.

          Each Purchaser further represents and warrants to the Company that it has had full opportunity to have access to and to examine the facilities, personnel and records of the Company, that it is capable of evaluating independently the prospects of the Company and has made such an #valuation in connection with its investment in the Shares being purchased by such Purchaser and had adequate financial means to bear the risk of its investment in the Company.

                                   IV.

            CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

          The obligation of each Purchaser to purchase the Shares being acquired by it hereunder on the Closing Date is, at the option of such Purchaser, subject to the satisfaction, on or before such date, of the following conditions:

     (a) The representations and warranties contained in Article II hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchasers in writing.

     (b) The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Company shall have certified to such effect to the Purchasers in writing.

     (c) The Charter Amendment shall have been accepted for filing and filed by the Secretary of State of the State of Delaware.

     (e)  The Stockholders Agreement Amendment shall have been fully executed.

                                       V.

                                 MISCELLANEOUS

     SECTION 5.01 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance of the Shares pursuant hereto, and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

     SECTION 5.02 BROKERAGE. Each party hereto shall indemnify and hold harmless the other against and or in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 5.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit) of the respective successors and assigns of the parties hereto whether so expressed or not.

     SECTION 5.04 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid,

            if to the Company, to it at:

                     5001 Valley Road
                     Suite 650, West Tower
                     Dallas, Texas 75244-3910
                     Attention: General Counsel

            if to any Purchaser to it at:

                     c/o Welsh, Carson, Anderson & Stowe
                     320 Park Avenue
                     Suite 2500
                     New York, New York 10022-6815

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto.



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


     SECTION 5.05 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     SECTION 5.06 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing.

     SECTION 5.07 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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




                       THIS PAGE INTENTIONALLY LEFT BLANK








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


     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                              ALLIANCE DATA SYSTEMS CORPORATION





                              By [ILLEGIBLE]
                                ---------------------------------------



                              WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                              By WCAS VII Partners, General Partner



                              By /s/ Anthony J. deNicola
                                ---------------------------------------
                                     Anthony J. deNicola
                                     General Partner



                              WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
                                   By WCAS VIII Partners, General Partner



                              By   /s/ Anthony J. deNicola
                                   ----------------------------
                                       Anthony J. deNicola
                                       General Partner



                                   /s/ Patrick J. Welsh
                                   ----------------------------
                                   Patrick J. Welsh



                                   /s/ Russell L. Carson
                                   ----------------------------
                                   Russell L. Carson



                                   /s/ Bruce K. Anderson
                                   ----------------------------
                                   Bruce K. Anderson

                                   /s/ Richard H. Stowe
                                   ----------------------------
                                   Richard H. Stowe


                                   /s/ Andrew M. Paul
                                   ----------------------------
                                   Andrew M. Paul


                                   /s/ Thomas E. McInerney
                                   ----------------------------
                                   Thomas E. McInerney


                                   /s/ Laura VanBuren
                                   ----------------------------
                                   Laura VanBuren


                                   /s/ James B. Hoover
                                   ----------------------------
                                   James B. Hoover


                                   /s/ Robert A. Minicucci
                                   ----------------------------
                                   Robert A. Minicucci


                                   /s/ Anthony J. deNicola
                                   ----------------------------
                                   Anthony J. deNicola


                                   /s/ David Bellet
                                   ----------------------------
                                   David Bellet


                                   /s/ Paul B. Queally
                                   ----------------------------
                                   Paul B. Queally

                                   ----------------------------
                                   Lawrence Sorrel


                                   ----------------------------
                                   Priscilla Newman


                                   ----------------------------
                                   Rudolph Rupert


                                   ----------------------------
                                   D. Scott Mackesy



                                   WCAS INFORMATION PARTNERS, L.P.
                                   By:  WCAS INFO Partners,
                                     General Partner




                                   By /s/ Laura VanBuren
                                     ---------------------------
                                     Laura VanBuren
                                     Title:  General Partner
                                             Attorney in Fact

                                   /s/ Lawrence Sorrel
                                   ----------------------------
                                   Lawrence Sorrel


                                   /s/ Priscilla Newman
                                   ----------------------------
                                   Priscilla Newman


                                   /s/ Rudolph Rupert
                                   ----------------------------
                                   Rudolph Rupert


                                   /s/ D. Scott Mackesy
                                   ----------------------------
                                   D. Scott Mackesy





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


                                    SCHEDULE I

                                    PURCHASERS



                                                                 Aggregate
Name                                 Shares Purchased            Payment ($)
----                                 ----------------            ----------
Welsh, Carson, Anderson
  & Stowe VIII, L.P.                    64,454,546               70,900,000

Welsh, Carson, Anderson
  & Stowe VII, L.P.                     21,889,833               24,078,816

WCAS Information
  Partners, L.P.                           364,007                  400,408

Patrick J. Welsh                           862,667                  948,934
Russell L. Carson                          830,717                  913,789
Bruce K. Anderson                          953,948                1,049,343
Richard H. Stowe                            68,450                   75,295
Andrew M. Paul                             277,458                  305,204
Thomas E. McInerney                        432,096                  475,306
Laura VanBuren                               9,106                   10,016
James B. Hoover                              9,130                   10,043
Robert A. Minicucci                        318,367                  350,204
Anthony J. deNicola                         63,705                   70,075
David Bellet                                45,455                   50,000
Paul B. Queally                            106,879                  117,567
Lawrence Sorrel                             90,909                  100,000
Priscilla Newman                            18,182                   20,000
Rudolph Rupert                              90,909                  100,000
D. Scott Mackesy                            22,727                   25,000
                                        ----------              -----------
Total:                                  90,909,091              100,000,000


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

                                 SCHEDULE II(b)

                            ADDITIONAL SUBSIDIARIES



Alliance Data Systems (NZ) Limited

Financial Automation Limited Inc.

Financial Automation Marketing Limited Inc.




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